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                                                                EXHIBIT 23



                        Consent of Independent Auditors





We consent to the use of our report dated May 31, 1996, with respect to the financial statements and schedules of the Source One Mortgage Services Corporation Employee Stock Ownership Plan included in this Annual Report (Form 11-K) for the year ended December 31, 1995.





                                                /s/ Ernst & Young LLP





Detroit, Michigan
September 26, 1996